UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2018

Item 1. Reports to Stockholders.

Annual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Global High Yield Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
1-Year	1.61%	-3.21%	2.61%
Since Inception (11/8/13)	3.10	2.01	5.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

While markets continued to rally over the second half of 2017, volatility reemerged in 2018. Calendar year 2018 started off well in January with gains across most asset classes, including high yield debt, but reversed course for the remainder of the reporting period. Whether because of the rise in bond yields, the expectation of less accommodation from global central banks, or the threats of trade tariffs and heightened geo-political tensions, volatility returned after a remarkably long absence. Against this backdrop, the Fund and its benchmark, the JPMorgan Global High Yield Index (the “Index”), produced muted positive returns. The Fund’s Class A shares (without sales charge) produced a return of 1.61% during the reporting period, underperforming the Index’s return of 2.61%. Although both the U.S. high yield and emerging market corporate bond sleeves of the Fund outperformed the returns of their respective portions of the Index, the Fund underperformed the Index overall, as Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. The U.S. high yield sleeve outperformed the return of the Index. This area of the Fund underperformed the Index in the Consumer Products and Gaming sectors. In Consumer Products, the underperformance relative to the Index was primarily driven by security selection in two companies. The first was a recreational products company that continued to face secular challenges, slowing demand and high product inventories. Due to our negative outlook on the back of increasingly weak fundamentals, we sold out of our position in this name. The second was a personal care products company that has struggled in the face of heightened levels of competition, increasing pricing pressures, and changing consumer consumption patterns in retail. We sold down our position in this credit given our view that positive catalysts are limited in the near term.

Our underperformance in the Gaming sector was primarily driven by an underweight position in a defaulted casino operator. Company bonds rebounded throughout the period as lenders actively negotiated favorable recoveries and terms to emerge from bankruptcy. Over the same period, bonds also benefited from improving fundamentals in the gaming industry. Excluding this position, performance was about equal to sector benchmark returns, benefiting from positive security selection but partly offset by an underweight sector weighting.

The U.S. high yield bond portion of the Fund outperformed the Index in the Healthcare and

Utility sectors. In Healthcare, our outperformance relative to the Index was primarily driven by a significant overweight in one pharmaceutical company, which has seen a new management team streamline the business, sell off non-core assets, deleverage the balance sheet, and improve liquidity. We have been opportunistically trimming our position into strength and taking advantage of relative value opportunities in the primary market, while maintaining our overweight position in the name given our view that future asset sales, stabilizing fundamentals, and further debt reduction will improve the credit profile.

The Fund was overweight the Utility sector, which was one of the best performing sectors in the reporting period. Security selection was positively impacted by an overweight position in an independent power producer, which benefited from a merger with a much better capitalized rival. We had confidence that the merger would go through given the complementary assets of the two companies and substantial synergies. We also benefited from an overweight position in a well-managed but smaller and more highly levered independent power producer, which was a strong performer during the period. This company was able to cut costs and improve profitability much faster than expected given some of the secular challenges facing the industry. We significantly reduced our position in both of these credits following the run up in bond prices.

Our emerging market corporate bond strategy produced a strong absolute return and it outperformed the overall return of the Index. Our overweight positions in Brazil and in Mexico

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

were the main contributors to the strategy’s outperformance. We also benefited from an underweight positioning in Russia, which was negatively impacted by new U.S. sanctions, in particular affecting an aluminum company that we did not own. Performance contributors also included the defensive Pulp & Paper sector and selective corporate exposures to frontier markets in Africa and in the Middle East. Performance detractors included exposure to Argentina and to a Caribbean wireless company. Returns were also adversely impacted by no-exposure or underweight positions in high-beta countries such as South Africa and Zambia.

STRATEGY & OUTLOOK

At period end, we continue to have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight positions versus the Index in Telecommunications and Broadcasting. In a rising interest rate environment, we believe the Telecommunications sector has the potential to outperform. We are anticipating mixed fundamentals and the potential for total return upside as the sector has a mix of credits with defensive characteristics, as well as higher beta names that have potential positive catalysts. The wireless space is characterized by intense competitive and pricing pressures. However, the cash flow profile of the weaker wireless companies is expected to be enhanced with improved execution and capital efficiency. Wireline companies continue to face secular headwinds and competition from cable companies, which is why within the sector we have maintained our overweight in wireless and also moved up the capital structure for some wireline issuers.

We are currently overweight the TV and outdoor segments of the Broadcasting sector. We expect core advertising revenue to be relatively flat given the supportive economic backdrop, which should partially offset the continued competition from digital platforms, in our view. Our overweight positioning is predicated on our view that growth in net retransmission revenues will offset declining subscriber counts across the multichannel video programming distributors (MVPDs) and that looser regulations and a return to political advertising will be positive tailwinds for broadcast television in 2018.

The U.S. high yield sleeve was underweight the Technology and Healthcare sectors at period end. We hold an underweight position in the Technology sector primarily due to what we view as poor relative value. Within the sector, we are more cautious on hardware credits given low yields and a decrease in government tech-related spending, which has begun to negatively impact the space. In addition, leverage in the hardware space has reached multi-year highs and deleveraging will require a stable operating environment, which is at risk given the cyclicality of the semiconductor and memory segments. On the other hand, we see selective opportunities in the software space as we believe more stable topline revenues and healthy margins should drive free cash flow generation and deleveraging for the software space. We are neutral on the remaining parts of the sector, including the PC market, which has shown signs of stabilization.

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

We are currently underweight the Healthcare sector. Our underweight position in Healthcare overall is driven primarily by our underweight in the hospital subsector. Prior to first quarter earnings, we were cautious on the space due to weak admission volumes, which have put pressure on hospital margins. However, looking to the remainder of 2018, we have seen trends stabilize (and even improve) in some cases. We are looking to opportunistically reduce our underweight to the sector and remain focused on building positions in the larger, more diversified and well-capitalized names. Consistent with the prior year, we remain positive on the pharmaceutical subsector for the remainder of 2018. A decreased focus on drug pricing under the Trump administration, active deleveraging through asset sales, successful liability management, improved product pipelines, strong cash flow generation and liquidity, and attractive valuations are the primary drivers behind our view and our positioning in this subsector.

After a very strong January, emerging market assets experienced a severe downturn in the following months, bringing total year-to-date returns in credit and in local markets to negative territory. The downturn was driven by an overall weakening of emerging markets currencies coupled with idiosyncratic developments in countries such as Argentina, Turkey and Brazil. This reinforces our expectation that most of the potential return for the full 2018 calendar year is likely to come from interest income rather than price appreciation. While the foreign exchange impact requires close monitoring, we believe risks of major defaults are still mostly contained in emerging markets and in our holdings. In fact, some companies, such as exporters, might actually benefit from a lower cost basis and generate stronger cash flows.

While volatility is likely to persist for the remainder of 2018, including elections in major countries such as Brazil, we are constructive in terms of emerging markets current valuations. The relative spread of emerging markets versus U.S. credit is back at levels not seen since the so called “taper tantrum” in 2013. As a result, we further increased the allocation to emerging market corporates to 16% from 12%, in our typical range of 10%-20%. We also continue to hold a fair number of defensive and higher-quality names in the portfolio. If general market volatility continues or even worsens, our emerging markets corporate portfolio is positioned in a way we could take advantage of potential market opportunities as well as increase the allocation to the asset class.

Chris Kelly, CFA Portfolio Manager

Ruta Ziverte Portfolio Manager

6      OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Corporate Bonds and Notes	92.7%
Investment Company
Oppenheimer Institutional Government Money Market Fund	3.8
Foreign Government Obligations	2.2
Corporate Loans	1.0
Common Stocks	0.3
Rights, Warrants and Certificates	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	73.8%
Brazil	4.1
Canada	4.0
Luxembourg	2.1
Netherlands	1.7
Argentina	1.4
Ghana	1.0
Ukraine	1.0
Mexico	1.0
United Kingdom	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2018, and are based on total market value of investments. For more current fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION

U.S./Canada	77.8%
Latin & South America	8.3
Europe	5.9
Middle East/Africa	3.6
Asia	2.9
Emerging Europe	1.5

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2018, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	3.8%
BBB	3.5
BB	44.3
B	39.5
CCC	7.3
CC	0.2
C	0.0
Unrated	1.4
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2018, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	1.61%	3.10%
Class C (OGYCX)	11/8/13	0.90	2.38
Class I (OGYIX)	11/8/13	1.97	3.43
Class R (OGYNX)	11/8/13	1.36	2.85
Class Y (OGYYX)	11/8/13	1.92	3.41

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-3.21%	2.01%
Class C (OGYCX)	11/8/13	-0.06	2.38
Class I (OGYIX)	11/8/13	1.97	3.43
Class R (OGYNX)	11/8/13	1.36	2.85
Class Y (OGYYX)	11/8/13	1.92	3.41

STANDARDIZED YIELDS

For the 30 Days Ended 5/31/18

Class A	5.43%
Class C	4.99
Class I	6.06
Class R	5.45
Class Y	6.01

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 5/31/18

Class A	4.68%
Class C	4.18
Class I	5.43
Class R	4.21
Class Y	5.25

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended May 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended May 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
Class A	$1,000.00	$995.00	$5.29
Class C	1,000.00	990.40	8.77
Class I	1,000.00	995.60	3.54
Class R	1,000.00	992.60	6.53
Class Y	1,000.00	995.40	3.79

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.65	5.35
Class C	1,000.00	1,016.16	8.89
Class I	1,000.00	1,021.39	3.58
Class R	1,000.00	1,018.40	6.61
Class Y	1,000.00	1,021.14	3.84

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.76
Class I	0.71
Class R	1.31
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2018

	Principal Amount	Value
Foreign Government Obligations—2.1%
Republic of Angola, 8.25% Sr. Unsec. Nts., 5/9/28[1]	$240,000	$248,671
Republic of Ghana, 8.627% Sr. Unsec. Nts., 6/16/49[1]	450,000	460,505
Ukreximbank Via Biz Finance plc, 9.75% Sr. Unsec. Nts., 1/22/25	250,000	259,455

Total Foreign Government Obligations (Cost $960,967)		968,631
Corporate Loans—1.0%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.651% [LIBOR12+275], 8/25/21[2]	25,000	24,780
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.479% [LIBOR12+450], 4/6/24[2]	55,000	55,619
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.052% [LIBOR4+675], 1/30/19[2,3]	65,000	51,301
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.86% [LIBOR4+450], 8/6/21[2]	28,491	28,081
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]	34,773	32,841
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.802% [LIBOR4+550], 9/30/22[2,4]	25,000	24,016
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.552% [LIBOR4+725], 4/16/20[2]	139,773	130,425
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.173% [LIBOR12+325], 10/25/20[2]	88,763	78,805
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.94% [LIBOR12+400], 3/29/21[2]	19,899	19,182

Total Corporate Loans (Cost $439,784)		445,050
Corporate Bonds and Notes—90.6%
Consumer Discretionary—17.6%
Auto Components—0.9%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	120,000	118,950
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[5]	100,000	98,000
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	90,000	92,025
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	60,000	57,075
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	30,000	31,650
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	30,000	27,441

		425,141
Automobiles—0.2%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	110,000	97,900

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	$34,000	$33,957

Diversified Consumer Services—0.4%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	15,000	12,450
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	50,000	50,000
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	65,000	45,987
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	60,000	57,361

		165,798

Hotels, Restaurants & Leisure—5.1%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	61,750
5.00% Sec. Nts., 10/15/25[1]	110,000	104,775
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	65,000	63,050
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	67,550
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	75,000	77,062
Boyne USA, Inc., 7.25% Sec. Nts., 5/1/25[1]	25,000	26,047
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	90,000	86,400
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	60,000	53,775
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	30,000	30,412
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	50,000	50,000
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	40,000	42,300
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	170,000	172,337
8.75% Sr. Sub. Nts., 10/1/25[1]	125,000	130,625
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	40,000	38,200
5.125% Sr. Unsec. Nts., 5/1/26[1]	50,000	49,062
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	65,000	67,519
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	105,000	108,937
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	25,000	23,687
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	40,000	37,700
5.25% Sr. Unsec. Nts., 6/1/26[1]	90,000	88,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	110,000	111,650
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	75,000	77,625
6.625% Sr. Unsec. Nts., 12/15/21	45,000	47,812
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	65,000	62,075
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	105,000	100,537

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	$50,000	$41,750
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	115,000	111,263
10.00% Sr. Unsec. Nts., 12/1/22	130,000	139,914
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	10,000	10,475
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	43,538
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	50,000	47,813
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	50,000	46,875
Wyndham Hotels & Resorts, Inc., 5.375% Sr. Unsec. Nts., 4/15/26[1]	25,000	25,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	33,513
5.50% Sr. Unsec. Nts., 3/1/25[1]	25,000	24,563
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	10,000	9,555
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	9,675

		2,323,084
Household Durables—2.1%
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	105,000	106,864
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	80,000	71,208
6.75% Sr. Unsec. Nts., 3/15/25	150,000	146,250
7.25% Sr. Unsec. Nts., 2/1/23	4,000	4,110
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	55,000	59,262
Lennar Corp., 4.50% Sr. Unsec. Nts., 4/30/24	85,000	82,662
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	66,808
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	25,000	24,837
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	70,000	63,263
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	40,000	38,300
5.50% Sr. Unsec. Nts., 3/1/26	55,000	54,931
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[5]	90,000	91,350
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	15,000	14,831
4.875% Sr. Unsec. Nts., 3/15/27	15,000	14,288
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	89,000	84,857
6.00% Sr. Unsec. Nts., 9/1/23[1]	45,000	45,169

		968,990

Internet & Catalog Retail—0.1%
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	25,000	25,348

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media—6.8%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	$20,000	$19,766
7.50% Sr. Sec. Nts., 5/15/26[1]	45,000	43,144
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	71,575
Altice France SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	35,000	34,913
7.375% Sr. Sec. Nts., 5/1/26[1]	50,000	48,938
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	20,000	19,275
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[1]	20,000	19,256
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	68,687
5.875% Sr. Sub. Nts., 11/15/26	65,000	63,456
6.125% Sr. Sub. Nts., 5/15/27	40,000	38,780
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	45,000	42,412
5.00% Sr. Unsec. Nts., 4/1/24	25,000	24,344
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	40,000	40,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	23,940
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	65,100
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	74,161
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	14,662
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	88,398
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	25,281
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	14,785
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	43,704
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	25,000	26,062
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	123,150
Series B, 7.625% Sr. Sub. Nts., 3/15/20	120,000	120,000
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	80,000	75,816
5.50% Sr. Unsec. Nts., 4/15/27[1]	70,000	67,200
10.875% Sr. Unsec. Nts., 10/15/25[1]	75,000	87,094
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	170,000	141,823
7.75% Sr. Unsec. Nts., 7/1/26	35,000	30,319
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	70,000	66,150
5.875% Sr. Unsec. Nts., 7/15/26[1]	140,000	132,650
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	115,000	91,137
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	160,000	160,800
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	50,000	50,000
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	40,000	35,600
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	20,000	20,250
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	90,000	88,259

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	$105,000	$99,750
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	75,000	74,884
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	53,350
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,306
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	22,594
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	50,813
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	19,000
5.125% Sr. Sec. Nts., 2/15/25[1]	160,000	147,744
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	15,000	14,475
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	65,000	61,831
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25% Sr. Sec. Nts., 4/4/23[1]	200,000	202,250
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	130,000	124,436

		3,107,820

Multiline Retail—0.2%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	45,000	41,400
7.40% Sr. Unsec. Nts., 4/1/37	20,000	11,900
8.625% Sec. Nts., 3/15/25[1]	50,000	41,575
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	10,000	7,200

		102,075

Specialty Retail—1.4%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1,3]	35,000	20,562
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	35,000	34,902
8.25% Sr. Unsec. Nts., 4/15/25[1]	75,000	74,625
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	60,000	60,600
6.75% Sr. Unsec. Nts., 3/15/21[1]	115,000	115,575
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	22,844
6.875% Sr. Unsec. Nts., 11/1/35	205,000	187,319
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	44,325
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	47,875

		608,627

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	39,250
4.875% Sr. Unsec. Nts., 5/15/26[1]	45,000	43,650
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	60,000	61,158
		144,058

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Consumer Staples—4.2%
Food & Staples Retailing—1.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	$65,000	$61,444
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	44,450
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	44,000
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	65,000	52,325
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	45,000	44,662
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	120,000	123,450
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	160,000	136,800
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	45,000	45,887
7.75% Sr. Unsec. Nts., 11/15/22	50,000	50,000

		603,018

Food Products—2.5%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	18,850
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	315,000	276,894
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	140,000	137,550
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	110,000	103,125
6.75% Sr. Unsec. Nts., 2/15/28[1]	115,000	108,819
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	260,000	252,499
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	115,000	111,263
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	23,563
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	18,800
5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	67,878

		1,119,241

Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	50,325
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	25,469

		75,794

Personal Products—0.2%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	95,000	95,220

Energy—16.4%
Energy Equipment & Services—2.6%
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	35,000	27,300
8.75% Sr. Sec. Nts., 3/1/23[1]	45,000	44,212
Calfrac Holdings LP:
7.50% Sr. Unsec. Nts., 12/1/20[1]	80,000	81,025
8.50% Sr. Unsec. Nts., 6/15/26[1]	75,000	74,602
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	10,000	10,437

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	$55,000	$46,269
7.75% Sr. Unsec. Nts., 2/1/26	10,000	9,562
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	20,000	21,175
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	25,000	24,188
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	55,000	57,613
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	40,000	37,950
Noble Holding International Ltd.:
7.75% Sr. Unsec. Nts., 1/15/24	26,000	24,505
7.875% Sr. Unsec. Nts., 2/1/26[1]	50,000	51,000
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	50,000	38,375
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	150,000	143,250
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	35,000	35,788
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	53,488
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	35,000	36,400
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	25,000	25,594
Tervita Escrow Corp., 7.625% Sr. Sec. Nts., 12/1/21[1,4]	25,000	25,375
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	25,406
9.00% Sr. Unsec. Nts., 7/15/23[1]	95,000	102,719
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	30,000	28,725
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	20,000	20,150
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	137,000	135,630

		1,180,738

Oil, Gas & Consumable Fuels—13.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	20,000	21,150
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	105,000	103,162
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	35,000	37,887
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	65,000	59,475
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	25,000	25,500
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	57,000	50,587
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	30,000	29,662
7.625% Sr. Unsec. Nts., 1/15/22	90,000	89,437
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	35,000	34,562
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	44,887
7.00% Sr. Sec. Nts., 6/30/24	115,000	127,362
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	43,000	43,645

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Chesapeake Energy Corp.: (Continued)
8.00% Sec. Nts., 12/15/22[1]	$17,000	$18,041
8.00% Sr. Unsec. Nts., 1/15/25	40,000	39,850
8.00% Sr. Unsec. Nts., 6/15/27	55,000	54,725
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	35,000	35,353
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	55,000	55,550
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	25,000	25,281
8.00% Sr. Unsec. Nts., 4/1/23	16,000	17,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	30,000	29,737
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	95,000	92,627
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	96,900
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	30,000	29,925
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	85,000	90,525
9.25% Sec. Nts., 3/31/22[1]	55,000	58,712
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	40,000	39,300
5.75% Sr. Unsec. Nts., 1/30/28[1]	25,000	24,656
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	78,000
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	105,000	110,119
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	35,000	35,700
8.00% Sr. Sec. Nts., 11/29/24[1]	25,000	24,875
8.00% Sec. Nts., 2/15/25[1]	168,000	122,640
9.375% Sec. Nts., 5/1/24[1]	150,000	119,250
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	26,312
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	75,000	64,875
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	50,000	49,000
6.25% Sr. Unsec. Nts., 5/15/26	120,000	113,100
6.50% Sr. Unsec. Nts., 10/1/25	70,000	67,725
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[1]	120,000	113,184
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	50,000	47,250
6.375% Sr. Unsec. Nts., 5/15/25	25,000	24,094
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	45,000	42,413
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	25,000	25,250
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	41,000	44,075

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	$20,000	$20,050
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	25,063
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	70,000	67,200
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	73,000	45,078
9.25% Sr. Sec. Nts., 3/15/23[1]	35,000	34,300
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	20,000	20,000
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	60,000	61,275
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	45,000	45,267
7.00% Sr. Unsec. Nts., 3/31/24[1]	115,000	104,363
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	65,000	64,756
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	35,000	37,188
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	280,000	120,400
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	25,000	26,531
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	110,000	106,425
7.50% Sr. Unsec. Nts., 11/1/23	60,000	61,425
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	30,000	28,688
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]	25,000	24,969
6.875% Sr. Unsec. Nts., 1/15/23	45,000	45,731
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	25,000	24,813
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	34,650
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	55,000	57,269
7.25% Sr. Unsec. Nts., 6/15/25	50,000	51,985
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23	45,000	45,619
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]	45,000	44,606
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[3,6,10]	95,000	—
6.375% Sr. Sec. Nts., 3/31/25[1]	25,000	26,032
10.00% Sr. Sec. Nts., 3/15/22[3,6,10]	175,000	—
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	165,000	156,313
5.75% Sr. Unsec. Nts., 2/1/29	200,000	179,420
6.75% Sr. Unsec. Nts., 1/27/41	300,000	278,850
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	186,844
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	55,000	52,731
Resolute Energy Corp.:
8.50% Sr. Unsec. Nts., 5/1/20	170,000	170,425

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Resolute Energy Corp.: (Continued)
8.50% Sr. Unsec. Nts., 5/1/20[1]	$25,000	$25,063
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	135,000	89,438
7.25% Sr. Sec. Nts., 2/15/23[1]	20,000	19,700
7.75% Sr. Unsec. Nts., 6/15/21	50,000	43,234
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	20,000	19,500
5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,188
SM Energy Co., 6.75% Sr. Unsec. Nts., 9/15/26	10,000	10,175
Southwestern Energy Co.:
6.70% Sr. Unsec. Nts., 1/23/25	20,000	19,800
7.50% Sr. Unsec. Nts., 4/1/26	25,000	26,001
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	25,000	25,563
Summit Midstream Holdings LLC/Summit Midstream Finance
Corp., 5.75% Sr. Unsec. Nts., 4/15/25	75,000	71,813
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	30,000	28,725
5.50% Sr. Unsec. Nts., 2/15/26[1]	15,000	14,231
5.875% Sr. Unsec. Nts., 3/15/28[1]	34,000	32,028
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	60,000	60,600
5.50% Sr. Unsec. Nts., 1/15/28[1]	80,000	77,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28[1]	65,000	61,243
5.875% Sr. Unsec. Nts., 4/15/26[1]	50,000	50,297
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	160,000	163,581
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	10,000	10,125
Transportadora de Gas del Sur SA, 6.75% Sr. Unsec. Nts., 5/2/25[1]	200,000	192,500
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	30,000	20,288
7.125% Sr. Unsec. Nts., 4/15/25[1]	65,000	40,625
USA Compression Partners LP/USA Compression Finance
Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	35,000	36,181
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	45,000	46,125
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	25,000	25,656
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	25,000	24,984
8.25% Sr. Unsec. Nts., 8/1/23	40,000	45,600
YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[1]	265,000	246,496

		6,305,886

Financials—11.5%
Capital Markets—2.1%
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	25,000	26,875

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Capital Markets (Continued)
Diamond Resorts International, Inc.: (Continued)
10.75% Sr. Unsec. Nts., 9/1/24[5]	$55,000	$60,637
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	135,000	130,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	50,000	49,937
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	222,246
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	50,000	50,250
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]	15,000	14,695
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	73,000	77,541
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	35,000
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	165,000	155,017
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	70,000	68,009
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	70,000	69,125

		960,282

Commercial Banks—2.0%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,7]	40,000	41,200
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]	200,000	188,500
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21	40,000	40,100
5.00% Sr. Unsec. Nts., 8/15/22	10,000	10,187
5.25% Sr. Unsec. Nts., 3/7/25	25,000	25,437
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]	200,000	205,902
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	90,000	92,111
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]	300,000	308,625

		912,062

Consumer Finance—2.8%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	55,000	53,900
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	40,000	40,252
5.75% Sub. Nts., 11/20/25	100,000	102,325
8.00% Sr. Unsec. Nts., 11/1/31	45,000	54,225
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19	35,000	35,446
5.875% Sr. Unsec. Nts., 10/25/24	315,000	311,948
6.50% Sr. Unsec. Nts., 6/15/22	40,000	41,350
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,800
6.75% Sr. Unsec. Nts., 6/25/25	60,000	61,182

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Consumer Finance (Continued)
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	$155,000	$158,487
5.625% Sr. Unsec. Nts., 3/15/23	70,000	69,300
6.125% Sr. Unsec. Nts., 5/15/22	65,000	66,625
6.875% Sr. Unsec. Nts., 3/15/25	50,000	49,875
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,163
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	70,000	69,825
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1,4]	75,000	75,375

		1,260,078

Diversified Financial Services—0.3%
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]	35,000	34,738
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]	10,000	9,900
5.50% Sr. Unsec. Nts., 2/15/24[1]	75,000	73,781

		118,419

Insurance—0.5%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]	150,000	150,375
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21	20,000	19,850
7.70% Sr. Unsec. Nts., 6/15/20	45,000	45,450
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]	25,000	25,072

		240,747

Real Estate Investment Trusts (REITs)—2.4%
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	55,360
5.875% Sr. Unsec. Nts., 1/15/26	90,000	91,912
GLP Capital LP/GLP Financing II, Inc., 5.75% Sr. Unsec. Nts., 6/1/28	50,000	50,437
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	85,950
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]	35,000	32,725
5.25% Sr. Unsec. Nts., 3/15/28[1]	45,000	42,581
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	35,000	34,953
5.25% Sr. Unsec. Nts., 9/15/22	65,000	63,375
6.00% Sr. Unsec. Nts., 4/1/22	115,000	115,288
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	55,894
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	70,000	65,979
6.375% Sr. Unsec. Nts., 3/1/24	35,000	36,925

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	$85,000	$86,169
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]	60,000	57,900
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]	70,000	67,529
5.00% Sr. Unsec. Nts., 12/15/21	65,000	66,138
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	90,000	88,173

		1,097,288

Real Estate Management & Development—0.8%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	35,000	36,181
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	65,000	63,538
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]	70,000	66,063
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	41,350
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	85,000	80,325
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	65,000	65,406

		352,863

Thrifts & Mortgage Finance—0.6%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	35,000	34,037
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	90,000	82,688
5.75% Sr. Unsec. Nts., 5/1/25[1]	115,000	112,700
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	45,000	43,031

		272,456

Health Care—6.9%
Biotechnology—0.2%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	125,000	118,299

Health Care Equipment & Supplies—0.2%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	40,000	40,450
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	46,350
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	10,000	9,588

		96,388

Health Care Providers & Services—3.6%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	55,894
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,800
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	60,000	60,900
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,075

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Centene Escrow I Corp., 5.375% Sr. Unsec. Nts., 6/1/26[1]	$75,000	$75,937
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	145,000	135,937
6.875% Sr. Unsec. Nts., 2/1/22	50,000	26,500
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	23,757
5.125% Sr. Unsec. Nts., 7/15/24	120,000	117,225
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	110,000	112,062
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	157,600
5.50% Sr. Sec. Nts., 6/15/47	60,000	56,100
5.875% Sr. Unsec. Nts., 2/15/26	25,000	25,219
7.50% Sr. Unsec. Nts., 2/15/22	135,000	147,487
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	46,394
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	50,000	48,438
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	30,687
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	96,663
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	49,750
6.75% Sr. Unsec. Nts., 6/15/23	115,000	114,713
7.50% Sec. Nts., 1/1/22[1]	45,000	47,315
8.125% Sr. Unsec. Nts., 4/1/22	70,000	73,413
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	15,000	14,858
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	70,613

		1,629,337

Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	70,000	68,146

Life Sciences Tools & Services—0.1%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	33,600

Pharmaceuticals—2.7%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[3,5]	85,000	5,312
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	120,000	89,063
6.00% Sr. Unsec. Nts., 2/1/25[1]	110,000	78,650
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	45,000	33,637
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	20,000	19,350
5.50% Sr. Unsec. Nts., 4/15/25[1]	60,000	48,156
5.75% Sr. Unsec. Nts., 8/1/22[1]	85,000	73,950
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	29,700
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	45,000	42,880

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	$20,000	$19,545
3.15% Sr. Unsec. Nts., 10/1/26	25,000	20,225
6.00% Sr. Unsec. Nts., 4/15/24	70,000	69,379
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	30,000	28,050
5.50% Sr. Sec. Nts., 11/1/25[1]	85,000	83,725
5.875% Sr. Unsec. Nts., 5/15/23[1]	85,000	81,069
6.125% Sr. Unsec. Nts., 4/15/25[1]	120,000	111,450
7.00% Sr. Sec. Nts., 3/15/24[1]	60,000	63,075
7.25% Sr. Unsec. Nts., 7/15/22[1]	55,000	55,974
7.50% Sr. Unsec. Nts., 7/15/21[1]	70,000	71,575
8.50% Sr. Unsec. Nts., 1/31/27[1,4]	75,000	76,406
9.00% Sr. Unsec. Nts., 12/15/25[1]	110,000	115,500

		1,216,671

Industrials—9.9%
Aerospace & Defense—1.8%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	45,000	45,309
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	39,892
7.50% Sr. Unsec. Nts., 12/1/24[1]	70,000	73,150
7.50% Sr. Unsec. Nts., 3/15/25[1]	65,000	67,444
8.75% Sr. Unsec. Nts., 12/1/21[1]	145,000	161,675
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	47,875
5.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	23,625
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	35,000	36,356
TransDigm UK Holdings plc, 6.875% Sr. Sub. Nts., 5/15/26[1]	25,000	25,625
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	110,000	110,825
6.50% Sr. Sub. Nts., 7/15/24	45,000	46,013
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	70,000	67,725
7.75% Sr. Unsec. Nts., 8/15/25	85,000	85,850

		831,364

Airlines—0.2%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,101
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	65,000	62,761

		92,862

Building Products—0.3%
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	10,000	9,475
4.875% Sr. Unsec. Nts., 12/15/27[1]	10,000	9,325
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	80,000	79,000

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Building Products (Continued)
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	$30,000	$29,971

		127,771

Commercial Services & Supplies—2.0%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	40,000	40,100
Affinion Group, Inc., 14.00% Sr. Unsec. Nts., 11/10/22[5,8]	114,027	102,339
ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[8]	75,000	75,187
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	90,000	81,225
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	75,000	75,656
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	120,000	118,200
5.875% Sr. Unsec. Nts., 7/1/25	25,000	24,164
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	65,000	63,537
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	75,000	72,938
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	113,850
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[5]	25,000	25,938
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,675
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[5]	60,000	60,450
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	51,288

		914,547

Construction & Engineering—0.3%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	41,850
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	25,187
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	65,000	65,631

		132,668

Electrical Equipment—0.4%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	105,000	109,463
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	65,000	64,025

		173,488

Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	45,000	48,262
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	40,000	40,550

		88,812

Machinery—1.6%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	20,000	18,775
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	44,775
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[5]	92,000	92,230
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	145,000	155,073
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	65,000	66,706

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Machinery (Continued)
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	$35,000	$35,700
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	80,000	83,000
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	60,000	61,950
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	45,000	44,719
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	90,000	90,675
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	19,450

		713,053

Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	20,000	19,950

Professional Services—0.4%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	70,000	71,838
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	95,000	97,411
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	20,000	19,140

		188,389

Road & Rail—0.7%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	25,062
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	70,000	65,012
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	24,813
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20	20,000	19,354
7.375% Sr. Unsec. Nts., 1/15/21	25,000	24,500
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]	170,000	160,544

		319,285

Trading Companies & Distributors—1.0%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	25,000	25,625
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	25,406
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	42,975
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	70,000	69,388
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	46,000	48,875
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	65,000	65,975
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	25,000	24,125
4.875% Sr. Unsec. Nts., 1/15/28	57,000	53,671
5.875% Sr. Unsec. Nts., 9/15/26	115,000	118,019

		474,059

Transportation Infrastructure—1.0%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20	150,000	156,931
Indika Energy Capital III Pte Ltd., 5.875% Sr. Unsec. Nts., 11/9/24[1]	300,000	281,080

		438,011

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Information Technology—5.0%
Communications Equipment—0.8%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	$50,000	$50,375
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	120,000	122,670
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	76,594
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	39,900
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	40,000	37,650
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	23,562

		350,751

Electronic Equipment, Instruments, & Components—0.3%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22	25,000	24,750
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,437
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	64,188

		124,375

Internet Software & Services—0.6%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	10,000	10,650
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	10,000	10,050
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	70,525
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	35,000	33,343
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	117,300
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	50,000	48,562

		290,430

IT Services—1.8%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	25,000	25,250
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	45,000	44,212
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	95,000	111,625
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	90,000	91,462
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	72,013
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	35,096
5.75% Sec. Nts., 1/15/24[1]	70,000	70,525
7.00% Sr. Unsec. Nts., 12/1/23[1]	125,000	131,250
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	59,700
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[5]	75,000	75,563
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	75,000	75,555

		792,251

Semiconductors & Semiconductor Equipment—0.3%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,453
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	115,000	117,565

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	$25,000	$25,188

		153,206

Software—0.9%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	115,000	118,174
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	20,000	20,575
7.125% Sr. Unsec. Nts., 6/15/24[1]	65,000	69,857
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	50,000	51,000
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	38,766
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	54,438
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	72,000

		424,810

Technology Hardware, Storage & Peripherals—0.3%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	75,563
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	46,395

		121,958

Materials—9.0%
Chemicals—3.0%
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43	20,000	20,700
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	35,000	34,912
9.00% Sr. Unsec. Nts., 10/1/25[1]	50,000	51,750
CF Industries, Inc.:
4.95% Sr. Unsec. Nts., 6/1/43	45,000	37,519
5.15% Sr. Unsec. Nts., 3/15/34	25,000	23,250
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	55,000	57,834
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	25,000	24,844
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	15,000	15,469
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	160,862
10.375% Sr. Sec. Nts., 2/1/22[1]	45,000	44,381
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	200,000	188,750
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	45,000	45,731
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	20,000	20,700
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	15,000	15,319
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	24,000
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	24,969
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	18,851
5.125% Sr. Unsec. Nts., 9/15/27	25,000	24,375

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Chemicals (Continued)
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]	$60,000	$57,825
6.50% Sr. Unsec. Nts., 2/1/22[1]	20,000	20,550
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	19,700
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	70,000	72,582
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	43,762
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]	35,000	34,606
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25	45,000	42,592
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	68,950
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[1]	170,000	161,569

		1,356,352

Construction Materials—0.3%
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	10,000	9,762
5.00% Sr. Unsec. Nts., 1/15/28[1]	15,000	14,302
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	23,563
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	66,381

		114,008

Containers & Packaging—1.3%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,8]	70,000	71,750
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	25,000	24,610
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	75,000	73,226
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	25,000	23,677
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	42,412
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	45,113
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	62,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	68,863
7.00% Sr. Unsec. Nts., 7/15/24[1]	90,000	92,527
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	55,000	56,306
5.125% Sr. Unsec. Nts., 12/1/24[1]	25,000	25,469
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	27,688

		614,041

Metals & Mining—4.2%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	115,000	107,812
7.00% Sr. Unsec. Nts., 3/15/27	30,000	28,800

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	$45,000	$46,462
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	21,254
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	21,650
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	81,000	82,215
9.50% Sr. Sec. Nts., 4/1/21[1]	45,000	47,194
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	45,000	49,205
ArcelorMittal:
7.00% Sr. Unsec. Nts., 3/1/41	25,000	28,383
7.25% Sr. Unsec. Nts., 10/15/39	35,000	40,775
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	70,000	68,862
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	45,000	44,944
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	62,000	59,210
7.625% Sr. Unsec. Nts., 2/13/23[1]	265,000	243,137
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	70,000	67,375
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	65,000	69,225
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	25,000	23,812
6.875% Sr. Unsec. Nts., 3/1/26[1]	25,000	23,719
7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	60,375
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	30,000	29,700
4.55% Sr. Unsec. Nts., 11/14/24	50,000	48,750
5.40% Sr. Unsec. Nts., 11/14/34	70,000	64,750
5.45% Sr. Unsec. Nts., 3/15/43	30,000	27,169
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	40,000	42,200
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	40,000	36,800
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	200,000	196,599
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	30,000	30,038
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	60,000	60,900
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	30,000	30,600
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	95,550
6.125% Sr. Unsec. Nts., 10/1/35	30,000	31,125
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	15,000	14,902
6.875% Sr. Unsec. Nts., 8/15/25	45,000	46,247
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[5]	25,000	27,500

		1,917,239

Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	25,000	22,625
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	14,738

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Paper & Forest Products (Continued)
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	$20,000	$19,650
6.50% Sr. Unsec. Nts., 2/1/24	20,000	20,600

		77,613
Telecommunication Services—6.0%
Diversified Telecommunication Services—3.6%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	231,900
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	23,500
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	60,860
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,773
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	51,440
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	95,000	97,850
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	60,000	58,200
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	100,000	97,250
8.75% Sr. Unsec. Nts., 4/15/22	45,000	38,025
10.50% Sr. Unsec. Nts., 9/15/22	140,000	126,700
GCI, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	10,000	10,137
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	20,000	17,537
7.25% Sr. Unsec. Nts., 10/15/20	75,000	73,875
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	50,000	41,500
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	115,000	109,595
5.625% Sr. Unsec. Nts., 2/1/23	35,000	35,383
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	18,350
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	56,553
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	54,863
4.50% Sr. Unsec. Nts., 2/1/26	20,000	18,825
4.75% Sr. Unsec. Nts., 2/1/28	20,000	18,725
5.125% Sr. Unsec. Nts., 4/15/25	55,000	55,127
5.375% Sr. Unsec. Nts., 4/15/27	30,000	29,513
6.00% Sr. Unsec. Nts., 4/15/24	90,000	93,717
Windstream Services LLC/Windstream Finance Corp.:
7.75% Sr. Unsec. Nts., 10/15/20	13,000	11,326
8.625% Sr. Sec. Nts., 10/31/25	64,000	60,640
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	19,400
6.00% Sr. Unsec. Nts., 4/1/23	110,000	112,063

		1,648,627
Wireless Telecommunication Services—2.4%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]	250,000	190,625
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	102,363	98,268

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	$165,000	$164,175
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	52,388
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	212,100
7.625% Sr. Unsec. Nts., 3/1/26	70,000	72,100
7.875% Sr. Unsec. Nts., 9/15/23	170,000	178,840
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[5]	80,000	82,200
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	65,000	52,325

		1,103,021
Utilities—4.1%
Electric Utilities—1.3%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	200,000	189,636
Intelsat Jackson Holdings SA:
7.50% Sr. Unsec. Nts., 4/1/21	20,000	19,650
8.00% Sr. Sec. Nts., 2/15/24[1]	50,000	53,000
9.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	72,800
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]	250,000	240,437
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]	15,000	14,006
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	30,000	30,413

		619,942
Gas Utilities—0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	50,000	48,782
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	30,000	27,975
6.75% Sr. Unsec. Nts., 6/15/23	55,000	48,950
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	52,113

		177,820
Independent Power and Renewable Electricity Producers—1.9%
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	25,000	25,072
6.00% Sr. Unsec. Nts., 5/15/26	50,000	51,812
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	215,000	203,874
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	100,000	94,875
5.75% Sr. Unsec. Nts., 1/15/25	110,000	100,375
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	25,000	25,375
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	30,000	29,703
6.625% Sr. Unsec. Nts., 1/15/27	55,000	57,063

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.: (Continued)
7.25% Sr. Unsec. Nts., 5/15/26	$100,000	$107,750
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	45,000	39,938
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	60,000	58,050
5.00% Sr. Unsec. Nts., 1/31/28[1]	15,000	14,213
Vistra Energy Corp., 8.00% Sr. Unsec. Nts., 1/15/25[1]	45,000	48,937

		857,037
Multi-Utilities—0.5%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	27,000	26,460
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	30,000	30,675
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	55,000	54,862
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	34,113
7.768% Sr. Unsec. Nts., 12/15/37[1]	70,000	82,600

		228,710

Total Corporate Bonds and Notes (Cost $42,098,688)		41,245,781

	Shares
Common Stocks—0.3%
Denbury Resources, Inc.[9]	12,394	52,675
Kinross Gold Corp.[9]	4,444	15,998
Quicksilver Resources, Inc.[9,10]	155,000	2,922
Targa Resources Corp.	224	10,893
Valeant Pharmaceuticals International, Inc.[9]	1,151	25,322

Total Common Stocks (Cost $199,155)		107,810
	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[9,10] (Cost $4,061)	432	6,489

	Shares
Investment Company—3.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.71%[11,12] (Cost $1,702,926)	1,702,926	1,702,926
Total Investments, at Value (Cost $45,405,581)	97.7%	44,476,687
Net Other Assets (Liabilities)	2.3	1,047,841

Net Assets	100.0%	$45,524,528

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,410,109 or 53.62% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

5. Restricted security. The aggregate value of restricted securities at period end was $782,794, which represents 1.72% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 14.00% Sr. Unsec. Nts., 11/10/22	11/14/13-5/10/18	$103,241	$102,339	$(902)
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/25/14-12/30/14	91,174	92,230	1,056
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	85,740	5,312	(80,428)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	101,864	98,000	(3,864)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	55,000	60,637	5,637
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-3/25/14	75,164	75,563	399
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	3/11/15	61,025	61,275	250
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-1/27/16	86,143	91,350	5,207
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	25,000	25,938	938
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	79,605	82,200	2,595
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	1/9/15	58,920	60,450	1,530
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	26,893	27,500	607

		$849,769	$782,794	$(66,975)

6. Security received as the result of issuer reorganization.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

8. Interest or dividend is paid-in-kind, when applicable.

9. Non-income producing security.

10. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,090,162	21,849,441	23,236,677	1,702,926

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,702,926	$24,828	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$32,836,307	73.8%
Brazil	1,836,525	4.1
Canada	1,785,671	4.0
Luxembourg	941,841	2.1
Netherlands	744,594	1.7
Argentina	628,632	1.4
Ghana	460,504	1.0
Ukraine	456,054	1.0
Mexico	420,400	1.0
United Kingdom	389,374	0.9
China	383,256	0.9
Bermuda	324,380	0.7
United Arab Emirates	285,488	0.6
Indonesia	281,080	0.6
Angola	248,671	0.6
Ireland	243,983	0.6
Israel	223,604	0.5
Russia	222,246	0.5
Nigeria	205,902	0.5
India	203,874	0.5
Jamaica	190,625	0.4
Singapore	186,844	0.4
New Zealand	161,389	0.4
Colombia	150,375	0.3
Belgium	129,421	0.3
Cayman Islands	123,084	0.3
Mauritius	122,670	0.3
France	94,288	0.2
Italy	52,325	0.1
Zambia	47,531	0.1
Australia	41,200	0.1
Trinidad & Tobago	24,844	0.1
Macau	19,230	0.0

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Bahamas	$10,475	0.0%

Total	$44,476,687	100.0%

Glossary:
Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 31, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $43,702,655)	$42,773,761
Affiliated companies (cost $1,702,926)	1,702,926

44,476,687
Cash	811,607
Receivables and other assets:
Interest, dividends and principal paydowns	688,579
Investments sold	10,437
Shares of beneficial interest sold	4,265
Other	20,439

Total assets	46,012,014

Liabilities
Payables and other liabilities:
Investments purchased (including $199,438 purchased on a when-issued or delayed delivery basis)	307,957
Shares of beneficial interest redeemed	25,545
Dividends	7,827
Trustees’ compensation	7,542
Distribution and service plan fees	6,557
Shareholder communications	6,288
Other	125,770

Total liabilities	487,486
Net Assets	$45,524,528

Composition of Net Assets
Par value of shares of beneficial interest	$4,967
Additional paid-in capital	49,367,748
Accumulated net investment loss	(104,719)
Accumulated net realized loss on investments	(2,814,574)
Net unrealized depreciation on investments	(928,894)

Net Assets	$45,524,528

40      OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $21,668,707 and 2,363,639 shares of beneficial interest outstanding)	$9.17

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.63

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,971,661 and 760,933 shares of beneficial interest outstanding)	$9.16

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $13,165,222 and 1,436,523 shares of beneficial interest outstanding)	$9.16

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,185,096 and 238,319 shares of beneficial interest outstanding)	$9.17

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,533,842 and 167,250 shares of beneficial interest outstanding)	$9.17

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2018

Investment Income
Interest	$2,908,585
Dividends:
Unaffiliated companies	2,855
Affiliated companies	24,828

Total investment income	2,936,268
Expenses
Management fees	355,396
Distribution and service plan fees:
Class A	48,842
Class C	71,089
Class R	8,947
Transfer and shareholder servicing agent fees:
Class A	46,068
Class C	14,244
Class I	3,863
Class R	3,687
Class Y	4,003
Shareholder communications:
Class A	12,490
Class C	5,002
Class I	36
Class R	3,484
Class Y	481
Legal, auditing and other professional fees	114,834
Custodian fees and expenses	58,130
Trustees’ compensation	21,935
Borrowing fees	1,645
Other	15,828

Total expenses	790,004
Less reduction to custodian expenses	(270)
Less waivers and reimbursements of expenses	(285,611)

Net expenses	504,123
Net Investment Income	2,432,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(11,004)
Option contracts written	11,608
Short positions	721
Swap contracts	6,589

Net realized gain	7,914
Net change in unrealized appreciation/depreciation on investment transactions	(1,687,719)
Net Increase in Net Assets Resulting from Operations	$752,340

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$2,432,145	$2,602,402
Net realized gain	7,914	742,649
Net change in unrealized appreciation/depreciation	(1,687,719)	1,997,822

Net increase in net assets resulting from operations	752,340	5,342,873

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,200,696)	(1,417,844)
Class C	(325,880)	(255,252)
Class I	(723,071)	(849,124)
Class R	(94,006)	(42,712)
Class Y	(109,242)	(55,617)

	(2,452,895)	(2,620,549)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,911,855)	(2,264,834)
Class C	173,441	2,353,378
Class I	3,817,547	(13,371,128)
Class R	716,623	950,600
Class Y	(636,985)	1,535,068

	(841,229)	(10,796,916)

Net Assets
Total decrease	(2,541,784)	(8,074,592)
Beginning of period	48,066,312	56,140,904

End of period (including accumulated net investment loss of $104,719 and $100,337, respectively)	$45,524,528	$48,066,312

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.49	0.45	0.44	0.49	0.26
Net realized and unrealized gain (loss)	(0.34)	0.45	(0.67)	(0.50)	0.25

Total from investment operations	0.15	0.90	(0.23)	(0.01)	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.46)	(0.45)	(0.49)	(0.26)
Net asset value, end of period	$9.17	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	1.61%	10.08%	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,669	$27,376	$28,286	$31,973	$31,950
Average net assets (in thousands)	$22,936	$29,041	$28,307	$31,185	$27,035
Ratios to average net assets:[5]
Net investment income	5.19%	4.85%	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.68%	1.59%	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.68%[7]	1.59%[7]	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.21%	1.24%	1.15%	1.15%
Portfolio turnover rate	71%	89%	54%	67%	103%

44      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.68%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

45      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

					Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
Class C	May 31, 2018	May 31, 2017	May 31, 2016	May 29, 2015[1]	May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.06	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.42	0.39	0.38	0.42	0.24
Net realized and unrealized gain (loss)	(0.33)	0.44	(0.68)	(0.50)	0.24
Total from investment operations	0.09	0.83	(0.30)	(0.08)	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.39)	(0.39)	(0.42)	(0.23)
Net asset value, end of period	$9.16	$9.50	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	0.90%	9.33%	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,972	$7,070	$4,458	$3,876	$1,576
Average net assets (in thousands)	$7,161	$6,056	$4,083	$2,632	$543
Ratios to average net assets:[5]
Net investment income	4.50%	4.18%	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.47%	2.55%	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	2.47%[7]	2.55%[7]	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.91%	1.94%	1.85%	1.85%
Portfolio turnover rate	71%	89%	54%	67%	103%

46      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	2.47%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

47      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

					Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
Class I	May 31, 2018	May 31, 2017	May 31, 2016	May 29, 2015[1]	May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.52	0.48	0.47	0.49	0.28
Net realized and unrealized gain (loss)	(0.33)	0.44	(0.67)	(0.47)	0.25
Total from investment operations	0.19	0.92	(0.20)	0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.49)	(0.48)	(0.52)	(0.28)
Net asset value, end of period	$9.16	$9.50	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	1.97%	10.34%	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,165	$9,843	$22,186	$15,272	$10
Average net assets (in thousands)	$12,892	$16,472	$20,034	$7,400	$10
Ratios to average net assets:[5]
Net investment income	5.56%	5.12%	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.24%	1.18%	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	1.24%[7]	1.18%[7]	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.86%	0.89%	0.80%	0.80%
Portfolio turnover rate	71%	89%	54%	67%	103%

48      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.24%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51		$9.07		$9.75		$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.47		0.44		0.42		0.46	0.26
Net realized and unrealized gain (loss)	(0.34)		0.43		(0.67)		(0.50)	0.24

Total from investment operations	0.13		0.87		(0.25)		(0.04)	0.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)		(0.43)		(0.43)		(0.46)	(0.25)
Net asset value, end of period	$9.17		$9.51		$9.07		$9.75	$10.25

Total Return, at Net Asset Value[4]	1.36%		9.81%		(2.46)%		(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,185		$1,542		$554		$379	$116
Average net assets (in thousands)	$1,873		$908		$447		$234	$47
Ratios to average net assets:[5]
Net investment income	4.96%		4.66%		4.65%		4.68%	4.60%
Expenses excluding specific expenses listed below	2.07%		2.39%		2.37%		2.45%	1.86%
Interest and fees from borrowings	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%	0.00%

Total expenses	2.07%	[7]	2.39%	[7]	2.37%	[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%		1.46%		1.49%		1.39%	1.40%
Portfolio turnover rate	71%		89%		54%		67%	103%

50      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	2.07%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51		$9.07		$9.75		$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.52		0.48		0.47		0.52	0.29
Net realized and unrealized gain (loss)	(0.34)		0.45		(0.67)		(0.50)	0.24
Total from investment operations	0.18		0.93		(0.20)		0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)		(0.49)		(0.48)		(0.52)	(0.28)
Net asset value, end of period	$9.17		$9.51		$9.07		$9.75	$10.25

Total Return, at Net Asset Value[4]	1.92%		10.41%		(1.92)%		0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,534		$2,235		$657		$1,132	$591
Average net assets (in thousands)	$1,976		$1,068		$707		$724	$219
Ratios to average net assets:[5]
Net investment income	5.50%		5.18%		5.18%		5.25%	5.20%
Expenses excluding specific expenses listed below	1.44%		1.42%		1.50%		1.50%	1.62%
Interest and fees from borrowings	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%	0.00%
Total expenses	1.44%	[7]	1.42%	[7]	1.50%	[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%		0.91%		0.94%		0.84%	0.84%
Portfolio turnover rate	71%		89%		54%		67%	103%

52      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

53      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS May 31, 2018

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,800 shares with net assets of $512,108 in the Subsidiary.

54      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (continued)

Other financial information at period end:

Total market value of investments*	$—
Net assets	$512,108
Net income (loss)	$(22,444)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

55        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open

56        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (continued)

for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$2,813,762	$931,777

1. At period end, the Fund had $2,813,762 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$2,813,762

2. During the reporting period, the Fund utilized $4,387 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $794,878 of capital loss carryforward to offset capital gains

57        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (continued)

realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$15,114	$16,368	$1,254

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2018	Year Ended May 31, 2017
Distributions paid from:
Ordinary income	$2,452,895	$2,620,549

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,408,464

Gross unrealized appreciation	$733,444
Gross unrealized depreciation	(1,665,221)

Net unrealized depreciation	$(931,777)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day

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3. Securities Valuation (continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

59        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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3. Securities Valuation (continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$968,631	$—	$968,631
Corporate Loans	—	445,050	—	445,050
Corporate Bonds and Notes	—	41,245,781	—	41,245,781
Common Stocks	104,888	—	2,922	107,810
Rights, Warrants and Certificates	—	—	6,489	6,489
Investment Company	1,702,926	—	—	1,702,926

Total Assets	$1,807,814	$42,659,462	$9,411	$44,476,687

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse

61        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (continued)

events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

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4. Investments and Risks (continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$199,438

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

63        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$165,108
Market Value	$77,175
Market Value as % of Net Assets	0.17%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 29% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

64        OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Market Risk Factors (continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

65        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,728 on purchased options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund

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6. Use of Derivatives (continued)

received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $862 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (continued)

buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities

68        OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (continued)

in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (continued)

increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies	Option contracts written	Swap contracts	Total
Credit contracts	$—	$—	$6,589	$6,589
Equity contracts	(13,183)	—	—	(13,183)
Interest rate contracts	(22,172)	11,608	—	(10,564)

Total	$(35,355)	$11,608	$6,589	$(17,158)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	857,228	$8,111,482	1,241,015	$11,614,353
Dividends and/or distributions reinvested	111,259	1,046,849	78,182	733,792
Redeemed	(1,484,461)	(14,070,186)	(1,558,752)	(14,612,979)

Net decrease	(515,974)	$(4,911,855)	(239,555)	$(2,264,834)

Class C
Sold	247,079	$2,333,787	421,151	$3,936,180
Dividends and/or distributions reinvested	33,599	315,893	26,423	247,806
Redeemed	(263,832)	(2,476,239)	(195,360)	(1,830,608)

Net increase	16,846	$173,441	252,214	$2,353,378

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7. Shares of Beneficial Interest (continued)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class I
Sold	399,752	$3,793,311	270,905	$2,524,496
Dividends and/or distributions reinvested	76,854	722,544	90,842	848,635
Redeemed	(75,738)	(698,308)	(1,773,246)	(16,744,259)

Net increase (decrease)	400,868	$3,817,547	(1,411,499)	$(13,371,128)

Class R
Sold	108,686	$1,023,948	116,905	$1,098,356
Dividends and/or distributions reinvested	9,869	92,780	4,465	41,977
Redeemed	(42,489)	(400,105)	(20,225)	(189,733)

Net increase	76,066	$716,623	101,145	$950,600

Class Y
Sold	121,034	$1,149,347	234,043	$2,208,851
Dividends and/or distributions reinvested	11,527	108,676	5,861	55,107
Redeemed	(200,347)	(1,895,008)	(77,308)	(728,890)

Net increase (decrease)	(67,786)	$(636,985)	162,596	$1,535,068

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$32,241,322	$31,175,796

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (continued)

portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

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9. Fees and Other Transactions with Affiliates (continued)

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$23,205	$172	$1,154	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (continued)

Class A	$103,954
Class C	39,420
Class I	48,947
Class R	11,304
Class Y	10,107

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $3,920. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,105
Class C	620
Class R	152
Class Y	191

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,188 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective September 28, 2017, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.20% of the Fund’s daily net assets. The management fee reduction is a voluntary undertaking and may be terminated by the Manager in consultation with the Board at any time. During the reporting period, the Manager waived fees and/or reimbursed the Fund $62,703.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that

74        OPPENHEIMER GLOBAL HIGH YIELD FUND

10. Borrowings and Other Financing (continued)

it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

75        OPPENHEIMER GLOBAL HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Global High Yield Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global High Yield Fund (the “Fund”), including the consolidated statement of investments, as of May 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the four year period then ended and the period November 8, 2013 (commencement of operations) to May 30, 2014. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of May 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the four year period then ended and the period November 8, 2013 (commencement of operations) to May 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

July 25, 2018

76      OPPENHEIMER GLOBAL HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.09% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,077 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,789,514 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

77      OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2011) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain

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TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Continued	Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 107 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Kelly, Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Chris Kelly, Vice President (since 2015) Year of Birth:1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser (since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ruta Ziverte, Vice President (since 2016) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015); Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 107 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 107 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 107 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1350.001.0518 July 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $81,000 in fiscal 2018 and $78,800 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $7,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $709,285 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $1,056,146 in fiscal 2018 and $1,038,352 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018